EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues
Discount revenue	$4,815	$4,519	$4,697	$4,516	$4,824	-	$9,334	$9,467	(1)
Net card fees	771	748	725	747	715	8	1,519	1,414	7
Other fees and commissions	752	713	677	694	702	7	1,465	1,382	6
Other	439	409	515	483	545	(19)	848	1,031	(18)
Total non-interest revenues	6,777	6,389	6,614	6,440	6,786	-	13,166	13,294	(1)
Interest income
Interest on loans	1,947	1,860	1,759	1,690	1,818	7	3,807	3,756	1
Interest and dividends on investment securities	23	23	27	34	34	(32)	46	70	(34)
Deposits with banks and other	82	60	35	40	33	#	142	64	#
Total interest income	2,052	1,943	1,821	1,764	1,885	9	3,995	3,890	3
Interest expense
Deposits	176	149	148	150	150	17	325	300	8
Long-term debt and other	346	294	265	280	286	21	640	561	14
Total interest expense	522	443	413	430	436	20	965	861	12
Net interest income	1,530	1,500	1,408	1,334	1,449	6	3,030	3,029	-
Total revenues net of interest expense	8,307	7,889	8,022	7,774	8,235	1	16,196	16,323	(1)
Provisions for losses
Charge card	163	213	200	174	153	7	376	322	17
Card Member loans	404	337	404	319	285	42	741	512	45
Other	17	23	21	11	25	(32)	40	63	(37)
Total provisions for losses	584	573	625	504	463	26	1,157	897	29
Total revenues net of interest expense after provisions for losses	7,723	7,316	7,397	7,270	7,772	(1)	15,039	15,426	(3)

Expenses
Marketing and promotion	830	700	1,205	930	788	5	1,530	1,515	1
Card Member rewards	1,926	1,807	1,758	1,566	1,766	9	3,733	3,469	8
Card Member services and other	349	321	292	278	281	24	670	563	19
Salaries and employee benefits	1,293	1,264	1,207	1,263	1,451	(11)	2,557	2,789	(8)
Professional services	521	512	721	630	628	(17)	1,033	1,232	(16)
Occupancy and equipment	484	475	506	429	438	11	959	903	6
Other, net	371	420	547	439	(596)	#	791	(245)	#
Total expenses	5,774	5,499	6,236	5,535	4,756	21	11,273	10,226	10
Pretax income	1,949	1,817	1,161	1,735	3,016	(35)	3,766	5,200	(28)
Income tax provision	609	580	336	593	1,001	(39)	1,189	1,759	(32)
Net income	$1,340	$1,237	$825	$1,142	$2,015	(33)	$2,577	$3,441	(25)
Net income attributable to common shareholders (A)	$1,310	$1,206	$800	$1,112	$1,979	(34)	$2,516	$3,373	(25)
Effective tax rate	31.2%	31.9%	28.9%	34.2%	33.2%		31.6%	33.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.47	$1.34	$0.88	$1.21	$2.11	(30)	$2.81	$3.55	(21)
Average common shares outstanding	890	899	910	920	938	(5)	895	949	(6)
Diluted
Net income attributable to common shareholders	$1.47	$1.34	$0.88	$1.20	$2.10	(30)	$2.80	$3.54	(21)
Average common shares outstanding	893	903	913	923	941	(5)	898	952	(6)
Cash dividends declared per common share	$0.32	$0.32	$0.32	$0.32	$0.29	10	$0.64	$0.58	10

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change
Assets
Cash & cash equivalents	$30	$29	$25	$27	$34	(12)
Card Member receivables, less reserves	49	47	47	45	45	9
Card Member Loans, less reserves	65	62	64	60	59	10
Investment securities	3	4	3	4	4	(25)
Other (B)	20	19	20	17	18	11
Total assets	$167	$161	$159	$153	$160	4

Liabilities and Shareholders' Equity
Customer deposits	$58	$54	$53	$54	$54	7
Short-term borrowings	3	4	6	3	2	50
Long-term debt	52	52	47	45	51	2
Other (B)	33	30	32	30	32	3
Total liabilities	146	140	138	132	139	5

Shareholders' Equity	21	21	21	21	21	-
Total liabilities and shareholders' equity	$167	$161	$159	$153	$160	4

Return on average equity (C)	21.7%	25.1%	26.0%	26.1%	26.4%
Return on average common equity (C)	22.9%	26.5%	27.5%	27.6%	27.9%
Book value per common share (dollars)	$22.14	$21.62	$20.93	$21.20	$20.67	7

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16
Shares Outstanding (in millions)
Beginning of period	895	904	917	925	951
Repurchase of common shares	(10)	(11)	(15)	(8)	(27)
Net impact of employee benefit plans and others	-	2	2	-	1
End of period	885	895	904	917	925

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	12.3%	12.7%	12.3%	13.6%	13.5%
Tier 1	13.5%	13.9%	13.5%	14.9%	14.7%
Total	15.2%	15.6%	15.2%	16.6%	16.4%

Common Equity Tier 1	$16.4	$16.3	$16.1	$16.8	$16.5
Tier 1 Capital	$18.0	$17.8	$17.7	$18.4	$18.0
Tier 2 Capital	$2.3	$2.2	$2.2	$2.1	$2.1
Total Capital	$20.3	$20.0	$19.9	$20.5	$20.1
RWA	$133.5	$128.6	$131.0	$123.6	$122.5
Tier 1 Leverage	11.0%	11.5%	11.6%	11.9%	11.5%
Supplementary Leverage Ratio (SLR) (E)	9.4%	9.9%	10.0%	10.3%	9.7%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$164.2	$155.0	$152.7	$154.2	$156.6
Total Leverage Exposure to calculate SLR	$190.4	$180.5	$177.5	$178.7	$186.0

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (D) (G)
RWA	$135.0	$130.3	$131.9	$124.7	$123.7
Risk-Based Capital (Common Equity Tier 1)	$16.1	$16.0	$15.6	$16.3	$15.9
Risk-Based Capital (Tier 1)	$17.7	$17.5	$17.2	$17.9	$17.5
Common Equity Tier 1 ratio (H)	12.0%	12.3%	11.8%	13.1%	12.9%
Tier 1 Risk-Based Capital Ratio (I)	13.1%	13.5%	13.0%	14.3%	14.2%
Supplementary Leverage Ratio (J)	9.3%	9.7%	9.7%	10.0%	9.4%

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Card billed business (K)
United States	$177.6	$165.4	$174.4	$164.6	$185.1	(4)	$343.0	$361.4	(5)
Outside the United States	92.0	86.9	88.8	86.6	84.2	9	178.9	161.7	11
Worldwide	$269.6	$252.3	$263.2	$251.2	$269.3	-	$521.9	$523.1	-
Total cards-in-force (L) (millions)
United States	48.9	48.2	47.5	47.1	47.0	4	48.9	47.0	4
Outside the United States	63.3	63.0	62.4	61.7	61.2	3	63.3	61.2	3
Worldwide	112.2	111.2	109.9	108.8	108.2	4	112.2	108.2	4
Basic cards-in-force (L) (millions)
United States	38.6	38.1	37.4	37.0	37.0	4	38.6	37.0	4
Outside the United States	52.6	52.2	51.7	51.1	50.5	4	52.6	50.5	4
Worldwide	91.2	90.3	89.1	88.1	87.5	4	91.2	87.5	4
Average basic Card Member spending (M) (dollars)
United States	$5,128	$4,859	$5,181	$4,937	$4,672	10	$9,989	$8,941	12
Outside the United States	$3,468	$3,283	$3,401	$3,264	$3,319	4	$6,752	$6,404	5
Worldwide	$4,633	$4,387	$4,647	$4,433	$4,313	7	$9,022	$8,280	9
Card Member loans (N)
United States	$58.5	$56.6	$58.3	$53.9	$53.2	10	$58.5	$53.2	10
Outside the United States	$7.5	$7.0	$7.0	$6.7	$6.7	12	$7.5	$6.7	12
Worldwide	$66.0	$63.6	$65.3	$60.6	$59.9	10	$66.0	$59.9	10

Average discount rate (O)	2.44%	2.45%	2.44%	2.47%	2.43%		2.44%	2.43%
Average fee per card (dollars) (M)	$49	$48	$47	$49	$42	17	$49	$41	20

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Worldwide Card Member receivables (N)
Total receivables	$49.4	$47.6	$47.3	$45.3	$45.2	9	$49.4	$45.2	9
Loss reserves (millions):
Beginning balance	$491	$467	$437	$423	$446	10	$467	$462	1
Provisions (P)	163	213	200	174	153	7	376	322	17
Net write-offs (Q)	(179)	(194)	(156)	(159)	(173)	3	(373)	(359)	4
Other (R)	-	5	(14)	(1)	(3)	#	5	(2)	#
Ending balance	$475	$491	$467	$437	$423	12	$475	$423	12
% of receivables	1.0%	1.0%	1.0%	1.0%	0.9%		1.0%	0.9%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (S)	1.5%	1.7%	1.3%	1.4%	1.6%		1.6%	1.7%
Net write-off rate, excluding GCP (principal and fees) (S)	1.7%	2.0%	1.5%	1.6%	1.8%		1.8%	2.0%
30+ days past due as a % of total, excluding GCP	1.3%	1.5%	1.4%	1.4%	1.3%		1.3%	1.3%
GCP Net loss ratio (as a % of charge volume) (T)	0.10%	0.11%	0.10%	0.11%	0.09%		0.10%	0.09%
GCP 90+ days past billing as a % of total (T)	0.8%	0.7%	0.9%	0.8%	0.7%		0.8%	0.7%

Worldwide Card Member loans (N)
Total loans	$66.0	$63.6	$65.3	$60.6	$59.9	10	$66.0	$59.9	10
Loss reserves (millions):
Beginning balance	$1,248	$1,223	$1,114	$1,091	$1,012	23	$1,223	$1,028	19
Provisions (P)	404	337	404	319	285	42	741	512	45
Net write-offs - principal (Q)	(285)	(272)	(243)	(250)	(223)	28	(557)	(437)	27
Net write-offs - interest and fees (Q)	(55)	(51)	(47)	(48)	(40)	38	(106)	(80)	33
Other (R)	8	11	(5)	2	57	(86)	19	68	(72)
Ending balance	$1,320	$1,248	$1,223	$1,114	$1,091	21	$1,320	$1,091	21
Ending reserves - principal	$1,247	$1,179	$1,160	$1,050	$1,037	20	$1,247	$1,037	20
Ending reserves - interest and fees	$73	$69	$63	$64	$54	35	$73	$54	35
% of loans	2.0%	2.0%	1.9%	1.8%	1.8%		2.0%	1.8%
% of past due	167%	158%	161%	160%	160%		167%	160%
Average loans	$65.1	$63.9	$62.6	$60.3	$58.8	11	$64.6	$58.2	11
Net write-off rate (principal only) (S)	1.8%	1.7%	1.6%	1.7%	1.5%		1.7%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.1%	2.0%	1.9%	2.0%	1.8%		2.1%	1.8%
30+ days past due loans as a % of total	1.2%	1.2%	1.2%	1.1%	1.1%		1.2%	1.1%

Net interest income divided by average loans (U)	9.4%	9.4%	9.0%	8.8%	8.6%		9.4%	8.8%
Net interest yield on Card Member loans (U)	10.3%	10.3%	9.9%	9.8%	9.5%		10.3%	9.6%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q2'17
Non-interest revenues	$1,999	$1,247	$2,368	$1,086	$77	$6,777
Interest income	1,369	246	334	1	102	2,052
Interest expense	171	60	129	(65)	227	522
Total revenues net of interest expense	3,197	1,433	2,573	1,152	(48)	8,307
Total provision	345	84	154	0	1	584
Pretax income (loss)	669	275	773	680	(448)	1,949
Income tax provision (benefit)	229	66	273	250	(209)	609
Net income (loss)	440	209	500	430	(239)	1,340
Q2'16
Non-interest revenues	$2,069	$1,242	$2,280	$1,087	$108	$6,786
Interest income	1,278	234	310	1	62	1,885
Interest expense	139	58	104	(61)	196	436
Total revenues net of interest expense	3,208	1,418	2,486	1,149	(26)	8,235
Total provision	237	78	139	5	4	463
Pretax income (loss)	1,698	273	910	597	(462)	3,016
Income tax provision (benefit)	631	45	334	224	(233)	1,001
Net income (loss)	1,067	228	576	373	(229)	2,015
YOY % change
Non-interest revenues	(3)	-	4	-	(29)	-
Interest income	7	5	8	-	65	9
Interest expense	23	3	24	7	16	20
Total revenues net of interest expense	(0)	1	3	-	85	1
Total provision	46	8	11	#	(75)	26
Pretax income (loss)	(61)	1	(15)	14	(3)	(35)
Income tax provision (benefit)	(64)	47	(18)	12	(10)	(39)
Net income (loss)	(59)	(8)	(13)	15	4	(33)

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (V)					Reported	FX-Adjusted (V)
	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	FY'17	FY'17
Worldwide (W)
Total Billed Business	-	(1%)	(4%)	(3%)	3%	1%	-	(3%)	(3%)	4%	-	-
Proprietary billed business	(1)	(2)	(5)	(5)	2	-	(2)	(4)	(5)	3	(1)	(1)
GNS billed business (X)	5	7	3	10	5	5	6	4	10	11	6	6
Airline-related volume (8% of Q2'17 worldwide billed business)	1	1	(3)	(6)	(4)	1	2	(1)	(5)	(3)	1	2

United States (W)
Billed Business	(4)	(6)	(8)	(9)	2	n/a	n/a	n/a	n/a	n/a	(5)	n/a
Proprietary consumer card billed business (Y)	(9)	(13)	(14)	(15)	-	n/a	n/a	n/a	n/a	n/a	(11)	n/a
Proprietary small business and corporate services billed business (Z)	4	2	1	(1)	4	n/a	n/a	n/a	n/a	n/a	3	n/a
T&E-related volume (26% of Q2'17 U.S. billed business)	(3)	(5)	(6)	(7)	(1)	n/a	n/a	n/a	n/a	n/a	(4)	n/a
Non-T&E-related volume (74% of Q2'17 U.S. billed business)	(4)	(7)	(9)	(9)	3	n/a	n/a	n/a	n/a	n/a	(6)	n/a
Airline-related volume (7% of Q2'17 U.S. billed business)	(1)	(4)	(6)	(11)	(8)	n/a	n/a	n/a	n/a	n/a	(3)	n/a

Outside the United States (W)
Billed Business	9	12	7	10	5	11	13	11	11	10	11	12
Japan, Asia Pacific & Australia ("JAPA") billed business	12	16	14	22	12	13	14	13	16	13	14	14
Latin America & Canada ("LACC") billed business	8	10	1	-	(9)	9	9	7	7	6	9	9
Europe, Middle East & Africa ("EMEA") billed business	7	7	1	2	3	10	12	9	7	6	7	11
Proprietary consumer card billed business (X)	9	8	4	6	4	12	11	10	8	8	8	12
Proprietary small business and corporate services billed business (Z)	8	13	7	6	3	10	14	11	6	6	11	12

See Appendix V for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,999	$1,857	$1,927	$1,849	$2,069	(3)	$3,856	$4,098	(6)
Interest income	1,369	1,308	1,235	1,178	1,278	7	2,677	2,669	-
Interest expense	171	146	132	125	139	23	317	279	14
Net interest income	1,198	1,162	1,103	1,053	1,139	5	2,360	2,390	(1)
Total revenues net of interest expense	3,197	3,019	3,030	2,902	3,208	-	6,216	6,488	(4)
Provisions for losses	345	294	363	275	237	46	639	427	50
Total revenues net of interest expense after provisions for losses	2,852	2,725	2,667	2,627	2,971	(4)	5,577	6,061	(8)
Expenses
Marketing, promotion, rewards, Card Member services and other	1,469	1,297	1,425	1,274	1,369	7	2,766	2,717	2
Salaries and employee benefits and other operating expenses	714	728	761	738	(96)	#	1,442	559	#
Total expenses	2,183	2,025	2,186	2,012	1,273	71	4,208	3,276	28
Pretax segment income	669	700	481	615	1,698	(61)	1,369	2,785	(51)
Income tax provision	229	231	130	214	631	(64)	460	1,024	(55)
Segment income	$440	$469	$351	$401	$1,067	(59)	$909	$1,761	(48)
Effective tax rate	34.2%	33.0%	27.0%	34.8%	37.2%		33.6%	36.8%

(Billions, except percentages and where indicated)
Card billed business	$84.8	$77.5	$84.3	$78.6	$93.4	(9)	$162.2	$182.4	(11)
Total cards-in-force (millions)	33.8	33.2	32.7	32.3	31.8	6	33.8	31.8	6
Basic cards-in-force (millions)	24.2	23.7	23.3	22.9	22.6	7	24.2	22.6	7
Average basic Card Member spending (dollars) (M)	$3,538	$3,297	$3,643	$3,452	$3,417	4	$6,837	$6,523	5

Total segment assets	$86.8	$81.2	$87.4	$79.4	$81.3	7	$86.8	$81.3	7
Segment capital (AA)	$7.1	$7.1	$7.2	$7.5	$6.8	4	$7.1	$6.8	4
Return on average segment capital (AA)	23.3%	31.9%	34.9%	37.4%	38.9%		23.3%	38.9%

Card Member receivables: (N)
Total receivables	$11.3	$10.9	$12.3	$10.1	$10.6	7	$11.3	$10.6	7
30+ days past due as a % of total	1.1%	1.3%	1.2%	1.4%	1.2%		1.1%	1.2%
Net write-off rate (principal only) (S)	1.2%	1.5%	1.3%	1.1%	1.3%		1.4%	1.5%
Net write-off rate (principal and fees) (S)	1.4%	1.7%	1.5%	1.3%	1.6%		1.5%	1.8%
Card Member loans: (N)
Total loans	$48.3	$46.7	$48.8	$44.9	$44.6	8	$48.3	$44.6	8
30+ days past due loans as a % of total	1.1%	1.2%	1.1%	1.1%	1.1%		1.1%	1.1%
Average loans	$47.7	$47.2	$46.5	$44.8	$43.5	10	$47.6	$43.1	10
Net write-off rate (principal only) (S)	1.8%	1.7%	1.5%	1.6%	1.5%		1.7%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.1%	2.0%	1.8%	1.9%	1.7%		2.0%	1.7%

Net interest income divided by average loans (U)	10.0%	9.8%	9.5%	9.4%	9.0%		9.9%	9.1%
Net interest yield on Card Member loans (U)	10.1%	10.0%	9.6%	9.5%	9.1%		10.0%	9.3%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,247	$1,195	$1,198	$1,205	$1,242	-	$2,442	$2,382	3
Interest income	246	235	230	231	234	5	481	461	4
Interest expense	60	53	52	55	58	3	113	112	1
Net interest income	186	182	178	176	176	6	368	349	5
Total revenues net of interest expense	1,433	1,377	1,376	1,381	1,418	1	2,810	2,731	3
Provisions for losses	84	66	92	84	78	8	150	149	1
Total revenues net of interest expense after provisions for losses	1,349	1,311	1,284	1,297	1,340	1	2,660	2,582	3
Expenses
Marketing, promotion, rewards, Card Member services and other	561	505	642	554	500	12	1,066	981	9
Salaries and employee benefits and other operating expenses	513	514	560	535	567	(10)	1,027	1,073	(4)
Total expenses	1,074	1,019	1,202	1,089	1,067	1	2,093	2,054	2
Pretax segment income	275	292	82	208	273	1	567	528	7
Income tax provision/(benefit)	66	74	(2)	53	45	47	140	112	25
Segment income	$209	$218	$84	$155	$228	(8)	$427	$416	3
Effective tax rate	24.0%	25.3%	(2.4%)	25.5%	16.5%		24.7%	21.2%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$28.9	$26.6	$28.1	$26.6	$26.5	9	$55.5	$51.2	8
Global Network Services (GNS)	$45.8	$43.4	$44.6	$44.8	$43.8	5	$89.2	$84.3	6
Total	$74.7	$70.0	$72.7	$71.4	$70.3	6	$144.7	$135.5	7

Total cards-in-force (millions)
Proprietary	15.4	15.3	15.0	14.8	15.0	3	15.4	15.0	3
GNS	49.2	49.0	48.6	48.1	48.0	3	49.2	48.0	3
Total	64.6	64.3	63.6	62.9	63.0	3	64.6	63.0	3

Proprietary basic cards-in-force (millions)	10.6	10.5	10.3	10.3	10.3	3	10.6	10.3	3
Average basic Card Member spending (dollars) (M)	$2,726	$2,542	$2,720	$2,596	$2,609	4	$5,269	$5,066	4

Total segment assets	$37.6	$36.1	$35.7	$34.4	$35.0	7	$37.6	$35.0	7
Segment capital (AA)	$2.8	$2.7	$2.5	$2.7	$2.6	8	$2.8	$2.6	8
Return on average segment capital (AA)	25.2%	26.4%	25.4%	26.4%	25.5%		25.2%	25.5%

Card Member receivables:
Total receivables	$6.0	$5.5	$6.0	$5.6	$5.6	7	$6.0	$5.6	7
30+ days past due as a % of total	1.4%	1.5%	1.3%	1.5%	1.4%		1.4%	1.4%
Net write-off rate (principal only) (S)	1.9%	2.1%	1.8%	2.0%	2.2%		2.0%	2.2%
Net write-off rate (principal and fees) (S)	2.0%	2.3%	1.9%	2.2%	2.3%		2.2%	2.4%
Card Member loans:
Total loans	$7.2	$6.8	$7.0	$6.7	$6.6	9	$7.2	$6.6	9
30+ days past due loans as a % of total	1.7%	1.7%	1.6%	1.7%	1.7%		1.7%	1.7%
Average loans	$7.1	$6.9	$6.8	$6.7	$6.8	4	$7.0	$6.8	3
Net write-off rate (principal only) (S)	2.0%	2.0%	2.0%	2.1%	2.1%		2.0%	2.0%
Net write-off rate (principal, interest and fees) (S)	2.5%	2.5%	2.5%	2.6%	2.5%		2.5%	2.4%

Net interest income divided by average loans (U)	10.5%	10.6%	10.5%	10.5%	10.4%		10.5%	10.3%
Net interest yield on Card Member loans (U)	11.2%	11.1%	11.0%	11.2%	10.8%		11.1%	10.8%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$2,368	$2,271	$2,297	$2,240	$2,280	4	$4,639	$4,470	4
Interest income	334	319	296	282	310	8	653	631	3
Interest expense	129	109	104	98	104	24	238	199	20
Net interest income	205	210	192	184	206	-	415	432	(4)
Total revenues net of interest expense	2,573	2,481	2,489	2,424	2,486	3	5,054	4,902	3
Provisions for losses	154	208	171	134	139	11	362	299	21
Total revenues net of interest expense after provisions for losses	2,419	2,273	2,318	2,290	2,347	3	4,692	4,603	2
Expenses
Marketing, promotion, rewards, Card Member services and other	949	938	983	808	841	13	1,887	1,607	17
Salaries and employee benefits and other operating expenses	697	705	790	753	596	17	1,402	1,325	6
Total expenses	1,646	1,643	1,773	1,561	1,437	15	3,289	2,932	12
Pretax segment income	773	630	545	729	910	(15)	1,403	1,671	(16)
Income tax provision	273	212	163	263	334	(18)	485	610	(20)
Segment income	$500	$418	$382	$466	$576	(13)	$918	$1,061	(13)
Effective tax rate	35.3%	33.7%	29.9%	36.1%	36.7%		34.6%	36.5%

(Billions, except percentages and where indicated)
Card billed business	$109.0	$102.8	$105.1	$100.1	$104.3	5	$211.9	$202.8	4
Total cards-in-force (millions)	13.8	13.7	13.6	13.6	13.4	3	13.8	13.4	3
Basic cards-in-force (millions)	13.8	13.7	13.6	13.6	13.4	3	13.8	13.4	3
Average basic Card Member spending (dollars) (M)	$7,920	$7,533	$7,729	$7,386	$7,060	12	$15,455	$13,592	14

Total segment assets	$51.0	$48.3	$46.5	$46.8	$46.2	10	$51.0	$46.2	10
Segment capital (AA)	$7.4	$7.2	$7.0	$7.3	$7.7	(3)	$7.4	$7.7	(3)
Return on average segment capital (AA)	24.2%	25.4%	26.4%	28.0%	28.1%		24.2%	28.1%

Card Member receivables (N)	$32.1	$31.2	$29.0	$29.6	$29.1	10	$32.1	$29.1	10
Card Member loans (N)	$10.4	$10.0	$9.5	$9.1	$8.7	20	$10.4	$8.7	20

Card Member receivables: (N)
Total receivables - GCP (T)	$16.9	$16.6	$14.8	$15.8	$15.3	10	$16.9	$15.3	10
90+ days past billing as a % of total - GCP (T)	0.8%	0.7%	0.9%	0.8%	0.7%		0.8%	0.7%
Net loss ratio (as a % of charge volume) - GCP (T)	0.10%	0.11%	0.10%	0.11%	0.09%		0.10%	0.09%
Total receivables - Global Small Business Services (GSBS) (AB)	$15.2	$14.6	$14.3	$13.8	$13.7	11	$15.2	$13.7	11
30+ days past due as a % of total - GSBS	1.4%	1.6%	1.6%	1.5%	1.4%		1.4%	1.4%
Net write-off rate (principal only) - GSBS (S)	1.6%	1.8%	1.2%	1.3%	1.6%		1.7%	1.7%
Net write-off rate (principal and fees) - GSBS (S)	1.8%	2.0%	1.4%	1.5%	1.9%		1.9%	2.0%
Card Member loans: (N) (AC)
Total loans - GSBS	$10.3	$10.0	$9.5	$9.0	$8.6	20	$10.3	$8.6	20
30+ days past due as a % of total - GSBS	1.1%	1.2%	1.1%	1.1%	1.1%		1.1%	1.1%
Average loans - GSBS	$10.1	$9.6	$9.3	$8.8	$8.5	19	$9.8	$8.3	18
Net write-off rate (principal only) - GSBS (S)	1.5%	1.6%	1.4%	1.5%	1.3%		1.5%	1.3%
Net write-off rate (principal, interest and fees) - GSBS (S)	1.8%	1.8%	1.7%	1.8%	1.6%		1.8%	1.6%

Net interest income divided by average loans (U)	8.0%	8.7%	8.3%	8.3%	8.2%		8.3%	8.6%
Net interest yield on Card Member loans (U)	10.9%	11.1%	10.6%	10.6%	10.3%		11.0%	10.5%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	YOY % change	FY'17	FY'16	YOY % change
Non-interest revenues	$1,086	$1,017	$1,063	$1,044	$1,087	-	$2,103	$2,128	(1)
Interest income	1	-	-	-	1	-	1	1	-
Interest expense	(65)	(58)	(57)	(60)	(61)	7	(123)	(120)	3
Net interest income	66	58	57	60	62	6	124	121	2
Total revenues net of interest expense	1,152	1,075	1,120	1,104	1,149	-	2,227	2,249	(1)
Provisions for losses	-	3	4	8	5	#	3	13	(77)
Total revenues net of interest expense after provisions for losses	1,152	1,072	1,116	1,096	1,144	1	2,224	2,236	(1)
Expenses
Marketing, promotion, rewards, Card Member services and other	37	32	61	55	58	(36)	69	116	(41)
Salaries and employee benefits and other operating expenses	435	473	499	470	489	(11)	908	952	(5)
Total expenses	472	505	560	525	547	(14)	977	1,068	(9)
Pretax segment income	680	567	556	571	597	14	1,247	1,168	7
Income tax provision	250	204	187	212	224	12	454	438	4
Segment income	$430	$363	$369	$359	$373	15	$793	$730	9
Effective tax rate	36.8%	36.0%	33.6%	37.1%	37.5%		36.4%	37.5%

Loyalty Coalition revenue	$114	$102	$106	$106	$104	10	$216	$198	9

(Billions, except percentages and where indicated)
Average discount rate (O)	2.44%	2.45%	2.44%	2.47%	2.43%		2.44%	2.43%
Total segment assets	$25.5	$24.5	$24.3	$23.2	$24.1	6	$25.5	$24.1	6
Segment capital (AA)	$2.7	$2.7	$2.5	$2.3	$2.4	13	$2.7	$2.4	13
Return on average segment capital (AA)	59.8%	59.1%	60.2%	59.9%	61.9%		59.8%	61.9%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2017	2017	2016	2016	2016
ROE
Net income	$4,544	$5,219	$5,408	$5,482	$5,606
Average shareholders' equity	$20,909	$20,786	$20,805	$20,969	$21,195
Return on average equity (C)	21.7%	25.1%	26.0%	26.1%	26.4%

Reconciliation of ROCE
Net income	$4,544	$5,219	$5,408	$5,482	$5,606
Preferred shares dividends and related accretion	80	80	80	81	82
Earnings allocated to participating share awards and other	36	42	43	43	44
Net income attributable to common shareholders	$4,428	$5,097	$5,285	$5,358	$5,480

Average shareholders' equity	$20,909	$20,786	$20,805	$20,969	$21,195
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,325	$19,202	$19,221	$19,385	$19,611
Return on average common equity (C)	22.9%	26.5%	27.5%	27.6%	27.9%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2017	2017	2016	2016	2016
U.S. Consumer Services
Segment income	$1,661	$2,288	$2,513	$2,703	$2,843
Average segment capital (AA)	$7,133	$7,184	$7,204	$7,235	$7,318
Return on average segment capital (AA)	23.3%	31.9%	34.9%	37.4%	38.9%

International Consumer and Network Services
Segment income	$666	$685	$655	$711	$711
Average segment capital (AA)	$2,646	$2,592	$2,577	$2,695	$2,790
Return on average segment capital (AA)	25.2%	26.4%	25.4%	26.4%	25.5%

Global Commercial Services
Segment income	$1,766	$1,842	$1,909	$2,014	$2,016
Average segment capital (AA)	$7,290	$7,262	$7,237	$7,202	$7,170
Return on average segment capital (AA)	24.2%	25.4%	26.4%	28.0%	28.1%

Global Merchant Services
Segment income	$1,521	$1,464	$1,458	$1,453	$1,491
Average segment capital (AA)	$2,546	$2,478	$2,420	$2,425	$2,409
Return on average segment capital (AA)	59.8%	59.1%	60.2%	59.9%	61.9%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	FY'17	FY'16
Consolidated
Net interest income	$1,530	$1,500	$1,408	$1,334	$1,449	$3,030	$3,029
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	302	252	238	261	247	554	485
Interest income not attributable to the Company's Card Member loan portfolio	(155)	(130)	(94)	(104)	(102)	(285)	(205)
Adjusted net interest income (AD)	$1,677	$1,622	$1,552	$1,491	$1,594	$3,299	$3,309
Average loans including Held for Sale (billions)	$65.1	$63.9	$62.6	$60.3	$67.6	$64.6	$69.2
Net interest income divided by average loans (AE)	9.4%	9.4%	9.0%	8.8%	8.6%	9.4%	8.8%
Net interest yield on Card Member loans (AF)	10.3%	10.3%	9.9%	9.8%	9.5%	10.3%	9.6%

U.S. Consumer Services
Net interest income	$1,198	$1,162	$1,103	$1,053	$1,139	$2,360	$2,390
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	28	23	21	20	20	51	39
Interest income not attributable to the Company's Card Member loan portfolio	(23)	(18)	(8)	(6)	(5)	(41)	(10)
Adjusted net interest income (AD)	$1,203	$1,167	$1,116	$1,067	$1,154	$2,370	$2,419
Average loans including Held for Sale (billions)	$47.7	$47.2	$46.5	$44.8	$50.8	$47.6	$52.3
Net interest income divided by average loans (AE)	10.0%	9.8%	9.5%	9.4%	9.0%	9.9%	9.1%
Net interest yield on Card Member loans (AF)	10.1%	10.0%	9.6%	9.5%	9.1%	10.0%	9.3%

International Consumer and Network Services
Net interest income	$186	$182	$178	$176	$176	$368	$349
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	14	10	11	12	10	24	21
Interest income not attributable to the Company's Card Member loan portfolio	(3)	(3)	-	-	(4)	(6)	(7)
Adjusted net interest income (AD)	$197	$189	$189	$188	$182	$386	$363
Average loans (billions)	$7.1	$6.9	$6.8	$6.7	$6.8	$7.0	$6.8
Net interest income divided by average loans (AE)	10.5%	10.6%	10.5%	10.5%	10.4%	10.5%	10.3%
Net interest yield on Card Member loans (AF)	11.2%	11.1%	11.0%	11.2%	10.8%	11.1%	10.8%

Global Commercial Services
Net interest income	$205	$210	$193	$184	$206	$415	$432
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	99	83	81	79	80	182	152
Interest income not attributable to the Company's Card Member loan portfolio	(27)	(27)	(26)	(28)	(29)	(54)	(57)
Adjusted net interest income (AD)	$277	$266	$248	$235	$257	$543	$527
Average loans including Held for Sale (billions)	$10.2	$9.7	$9.3	$8.8	$10.0	$10.0	$10.1
Net interest income divided by average loans (AE)	8.0%	8.7%	8.3%	8.3%	8.2%	8.3%	8.5%
Net interest yield on Card Member loans (AF)	10.9%	11.1%	10.6%	10.6%	10.3%	11.0%	10.5%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages)

	Q2'17	Q2'16	YOY % Change
Adjusted Total Revenues Net of Interest Expense
Total revenues net of interest expense	$8,307	$8,235	1
Estimated Costco-related revenues (AG)	-	530
Adjusted total revenues net of interest expense	$8,307	$7,705	8
FX-adjusted Adjusted Total revenues net of interest expense (V)	$8,307	$7,657	8

Adjusted Operating Expenses
Operating expenses (AH)	$2,669	$1,921	39
Gain on sale of Costco portfolio (pre-tax)	-	1,091
Restructuring charge (pre-tax)	-	232
Adjusted Operating Expenses	$2,669	$2,780	(4)

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $11 million, $10 million, $6 million, $9 million and $17 million in Q2'17, Q1'17, Q4'16, Q3'16 and Q2'16, respectively, and (ii) dividends on preferred shares of $19 million, $21 million, $19 million, $21 million and $19 million in Q2'17, Q1'17, Q4'16, Q3'16 and Q2'16, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company's Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)
These ratios represent preliminary estimates for the current period as of the date of Second Quarter 2017 Earnings Release and may be revised in the Company's 2017 Form 10-Q for period ended June 30, 2017.

(E)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company's current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company's business changes.

(H)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(I)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(J)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote E for a definition of Total Leverage Exposure).

(K)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(L)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(M)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(N)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification through the sale completion dates.

(O)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(P)	Provisions for principal, interest and/or fee reserve components.
(Q)	Consists of principal, interest and/or fees, less recoveries.
(R)
Card Member loans includes a reserve of $60 million related to loan balances of $245 million in Q2'16, reclassified from HFS to held for investment.  In addition, Other includes foreign currency translation adjustments and other items for all periods.

(S)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(T)	GCP includes global, large and middle markets corporate accounts.
(U)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q2'17 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(W)	Captions not designated as "proprietary" or "GNS" include both proprietary and GNS data.
(X)	Included in ICNS.
(Y)	Included in USCS.
(Z)	Included in GCS.
(AA)
Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.  Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Refer to Appendix II for components of return on average segment capital.

(AB)	GSBS includes small business in the U.S. and international small business services.
(AC)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain system limitations.  These loans are insignificant to both ICNS and GCS.

(AD)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AE)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AF)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AG)
Represents estimated Discount revenue from Costco in the U.S. for spend on American Express cards and from other merchants for spend on the Costco cobrand card as well as Other fees and commissions and Interest income from Costco cobrand Card Members.

(AH)	Operating expenses represent salaries and employee benefits, professional services, occupancy and equipment, communications, and other, net.